EXHIBIT 4.3
                                   GLOBAL MED
                           (Logo)  TECHNOLOGIES(TM)


             INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO

                        COMMON STOCK - $.01 PAR VALUE
                                                             -----------------
                                                             CUSIP 37935E 11 9
                                                             -----------------
This Certifies That                           is the owner of



                                                 fully paid and non-assessable
shares

of the $.01 Par Value Common Stock of GLOBAL MED TECHNOLOGIES, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Articles of Incorporation, as amended, to all of which the holder, by acceptance hereby assents.

   In Witness Whereof, the Corporation has caused this Certificate to be signed in facsimile by its duly authorized officers and the facsimile Corporate seal to be duly affixed hereto.

   This Certificate is not valid unless duly countersigned by the Transfer Agent.

     Dated:





                               (CORPORATE SEAL)
      William J. Collard                       Joseph F. Dudziak
           SECRETARY                               PRESIDENT



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                       GLOBAL MED TECHNOLOGIES, INC.
              Transfer Fee:  $15.00 Per New Certificate Issued

     The Corporation shall furnish, without charge, to each shareholder who requests, a full statement of the powers, designations, preferences, limitations and relative rights of the shares of each class of stock or series thereof and the variations in the relative rights and preferences between the shares of each series and the qualifications, limitations or restrictions of such preferences or such rights and the authority of the board of directors to fix and determine the relative rights and preferences of subsequent series.

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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common  UNIF GIFT MIN ACT -
                                        . . . . . Custodian for . . . . .
                                       (Cust.)                 (Minor)
TEN ENT - as tenants by the entieries
                                under Uniform Gifts to Minors

JT TEN  - as joint tenants with right of
          survivorship and not as tenants
          in common.
                                Act of . . . . . . . . . . . . . . .
                                            (State)
Additional abbreviations may also be used though not in the above list.

    For value received . . .  . . . . hereby sell, assign and transfer unto

                    PLEASE INSERT SOCIAL SECURITY OR OTHER
                       IDENTIFYING NUMBER OF ASSIGNEE
                            --------------------

                            --------------------


              Please print or type name and address of assignee

       . . . .  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       . . . .  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       . . . .  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       . . . .  . . . . . . . . . . . . . . . . . . . . . . . . . . Shares
       of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint. . . . . . . . . . . .
       . . . .  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       . . . .  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Attorney to transfer the said stock on the books of the within named Corporation, with full power of substitution in the premises.
       Dated .    . . . . . . . . . . . . . . . . 19. . . . . . . . . .

SIGNATURE GUARANTEED:                   X__________________________

                                        X__________________________

     THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.

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                        SEE REVERSE SIDE FOR CERTAIN
                      DEFINITIONS AND FOR INFORMATION
                        REGARDING AUTHORITY TO ISSUE
                              PREFERRED SHARES


COUNTERSIGNED:
AMERICAN SECURITIES TRANSFER & TRUST, INC.
P.O. BOX 1596, DENVER, COLORADO  80201

BY:__________________________________________
     Transfer Agent - Authorized Signature









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